Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2018

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best	Fitch	Moody's	S&P
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of October 24, 2018, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Third-Quarter 2018 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2018

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Nine Months Ended September 30, 2018	4
CFC and Subsidiaries Consolidation – Three Months Ended September 30, 2018	5

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	6
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	7
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	8
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	9
Direct Written Premiums by Risk State by Line of Business	10
Quarterly Property Casualty Data – Commercial Lines	11
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	12
Loss and Loss Expense Analysis – Nine Months Ended September 30, 2018	13
Loss and Loss Expense Analysis – Three Months Ended September 30, 2018	14

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	15
Quarterly Property Casualty Data – Commercial Lines	16
Quarterly Property Casualty Data – Personal Lines	17
Quarterly Property Casualty Data – Excess & Surplus Lines	18

Life Insurance Operations
Statutory Statements of Income	19

Noninsurance Operations and Cincinnati Re
Quarterly Data – Other	20

CINF Third-Quarter 2018 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segment plus our reinsurance assumed operations.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

Other Measures

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Third-Quarter 2018 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2018

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$3,787	$—	$—	$—	$3,787
Life	—	—	237	—	—	237
Premiums ceded	—	(120)	(52)	—	—	(172)
Total earned premium	—	3,667	185	—	—	3,852
Investment income, net of expenses	46	297	115	—	—	458
Investment gains and losses, net	232	140	—	—	—	372
Fee revenues	—	8	3	—	—	11
Other revenues	11	1	—	4	(12)	4
Total revenues	$289	$4,113	$303	$4	$(12)	$4,697

Benefits & expenses
Losses & contract holders' benefits	$—	$2,449	$228	$—	$—	$2,677
Reinsurance recoveries	—	(24)	(37)	—	—	(61)
Underwriting, acquisition and insurance expenses	—	1,143	56	—	—	1,199
Interest expense	39	—	—	1	—	40
Other operating expenses	21	—	—	1	(12)	10
Total expenses	$60	$3,568	$247	$2	$(12)	$3,865

Income before income taxes	$229	$545	$56	$2	$—	$832

Provision (benefit) for income taxes
Current operating income (loss)	$(46)	$(69)	$—	$—	$—	$(115)
Capital gains/losses	48	30	—	—	—	78
Deferred	40	79	11	—	—	130
Total provision for income taxes	$42	$40	$11	$—	$—	$93

Net income - current year	$187	$505	$45	$2	$—	$739

Net income - prior year	$39	$329	$33	$1	$1	$403
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Third-Quarter 2018 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2018

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,276	$—	$—	$—	$1,276
Life	—	—	79	—	—	79
Premiums ceded	—	(39)	(18)	—	—	(57)
Total earned premium	—	1,237	61	—	—	1,298
Investment income, net of expenses	16	99	39	—	—	154
Investment gains and losses, net	213	245	—	—	—	458
Fee revenues	—	2	1	—	—	3
Other revenues	3	1	—	2	(4)	2
Total revenues	$232	$1,584	$101	$2	$(4)	$1,915

Benefits & expenses
Losses & contract holders' benefits	$—	$818	$82	$—	$—	$900
Reinsurance recoveries	—	(5)	(16)	—	—	(21)
Underwriting, acquisition and insurance expenses	—	384	17	—	—	401
Interest expense	13	—	—	1	—	14
Other operating expenses	7	—	—	—	(4)	3
Total expenses	$20	$1,197	$83	$1	$(4)	$1,297

Income before income taxes	$212	$387	$18	$1	$—	$618

Provision (benefit) for income taxes
Current operating income (loss)	$(43)	$(150)	$(1)	$—	$—	$(194)
Capital gains/losses	44	52	—	—	—	96
Deferred	40	119	4	—	—	163
Total provision for income taxes	$41	$21	$3	$—	$—	$65

Net income - current year	$171	$366	$15	$1	$—	$553

Net income - prior year	$5	$89	$8	$—	$—	$102
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Third-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2018	2017	Change	% Change	2018	2017	Change	% Change
Underwriting income
Net premiums written	$1,246	$1,208	$38	3	$3,853	$3,710	$143	4
Unearned premium change	9	17	(8)	(47)	186	187	(1)	(1)
Earned premiums	$1,237	$1,191	$46	4	$3,667	$3,523	$144	4

Losses incurred	$677	$679	$(2)	—	$2,014	$1,994	$20	1
Defense and cost containment expenses incurred	70	62	8	13	228	198	30	15
Adjusting and other expenses incurred	66	74	(8)	(11)	183	205	(22)	(11)
Other underwriting expenses incurred	384	368	16	4	1,153	1,112	41	4
Workers compensation dividend incurred	3	3	—	—	9	10	(1)	(10)
Total underwriting deductions	$1,200	$1,186	$14	1	$3,587	$3,519	$68	2

Net underwriting profit	$37	$5	$32	nm	$80	$4	$76	nm

Investment income
Gross investment income earned	$100	$101	$(1)	(1)	$301	$299	$2	1
Net investment income earned	98	100	(2)	(2)	296	295	1	—
Net realized capital gains and losses, net	44	—	44	nm	81	79	2	3
Net investment gains (net of tax)	$142	$100	$42	42	$377	$374	$3	1

Other income	$3	$2	$1	50	$7	$7	$—	—

Net income before federal income taxes	$182	$107	$75	70	$464	$385	$79	21
Federal and foreign income taxes incurred	(109)	28	(137)	nm	(62)	71	(133)	nm
Net income (statutory)	$291	$79	$212	nm	$526	$314	$212	68

Policyholders' surplus - statutory	$5,299	$4,846	$453	9	$5,299	$4,846	$453	9

Fixed maturities at amortized cost - statutory	$7,184	$6,811	$373	5	$7,184	$6,811	$373	5
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Consolidated
Current accident year losses greater than $5 million		$8	$6	$15	$11	$6	$—	$28	$21	$28	$29	$34		$45
Current accident year losses $1 million - $5 million		70	62	32	60	75	48	29	94	77	164	152		212
Large loss prior accident year reserve development		10	4	34	9	4	21	17	38	38	48	42		51
Total large losses incurred		$88	$72	$81	$80	$85	$69	$74	$153	$143	$241	$228		$308
Losses incurred but not reported		(10)	87	10	60	(9)	(1)	4	97	3	87	(6)		54
Other losses excluding catastrophe losses		482	433	520	450	499	487	467	953	954	1,435	1,453		1,903
Catastrophe losses		117	83	51	8	104	112	103	134	215	251	319		327
Total losses incurred		$677	$675	$662	$598	$679	$667	$648	$1,337	$1,315	$2,014	$1,994		$2,592
Commercial Lines
Current accident year losses greater than $5 million		$8	$6	$15	$5	$6	$—	$28	$21	$28	$29	$34		$39
Current accident year losses $1 million - $5 million		62	51	22	51	56	33	26	73	59	135	115		166
Large loss prior accident year reserve development		11	1	29	10	1	19	17	30	36	41	37		47
Total large losses incurred		$81	$58	$66	$66	$63	$52	$71	$124	$123	$205	$186		$252
Losses incurred but not reported		(23)	53	16	44	1	21	(5)	69	16	46	17		61
Other losses excluding catastrophe losses		284	247	325	273	313	292	306	572	598	856	911		1,184
Catastrophe losses		75	51	22	1	27	64	58	73	122	148	149		150
Total losses incurred		$417	$409	$429	$384	$404	$429	$430	$838	$859	$1,255	$1,263		$1,647
Personal Lines
Current accident year losses greater than $5 million		$—	$—	$—	$6	$—	$—	$—	$—	$—	$—	$—		$6
Current accident year losses $1 million - $5 million		7	11	10	6	19	15	3	21	18	28	37		43
Large loss prior accident year reserve development		(1)	3	5	(1)	3	1	—	8	1	7	4		3
Total large losses incurred		$6	$14	$15	$11	$22	$16	$3	$29	$19	$35	$41		$52
Losses incurred but not reported		11	31	(1)	10	(17)	(12)	10	30	(2)	41	(19)		(9)
Other losses excluding catastrophe losses		172	157	167	157	164	164	144	324	308	496	472		629
Catastrophe losses		33	33	29	5	34	47	46	62	93	95	127		132
Total losses incurred		$222	$235	$210	$183	$203	$215	$203	$445	$418	$667	$621		$804
Excess & Surplus Lines
Current accident year losses greater than $5 million		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $1 million - $5 million		1	—	—	3	—	—	—	—	—	1	—		3
Large loss prior accident year reserve development		—	—	—	—	—	1	—	—	1	—	1		1
Total large losses incurred		$1	$—	$—	$3	$—	$1	$—	$—	$1	$1	$1		$4
Losses incurred but not reported		2	3	(5)	6	7	(10)	(1)	(2)	(11)	—	(4)		2
Other losses excluding catastrophe losses		11	17	14	9	8	19	8	31	27	42	35		44
Catastrophe losses		1	—	1	—	1	1	—	1	1	2	2		2
Total losses incurred		$15	$20	$10	$18	$16	$11	$7	$30	$18	$45	$34		$52
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations.

CINF Third-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Consolidated
Current accident year losses greater than $5 million		0.7%	0.4%	1.3%	0.9%	0.5%	—%	2.4%	0.8%	1.2%	0.8%	1.0%		1.0%
Current accident year losses $1 million - $5 million		5.7	5.1	2.7	5.0	6.4	4.1	2.5	3.9	3.3	4.5	4.3		4.5
Large loss prior accident year reserve development		0.7	0.3	2.8	0.7	0.3	1.8	1.5	1.6	1.6	1.3	1.2		1.0
Total large loss ratio		7.1%	5.8%	6.8%	6.6%	7.2%	5.9%	6.4%	6.3%	6.1%	6.6%	6.5%		6.5%
Losses incurred but not reported		(0.8)	7.1	0.8	5.0	(0.7)	(0.1)	0.4	4.0	0.1	2.4	(0.2)		1.1
Other losses excluding catastrophe losses		39.0	35.1	43.4	37.6	41.7	41.3	40.5	39.2	40.9	39.0	41.2		40.3
Catastrophe losses		9.5	6.8	4.2	0.7	8.8	9.4	9.0	5.5	9.3	6.9	9.1		7.0
Total loss ratio		54.8%	54.8%	55.2%	49.9%	57.0%	56.5%	56.3%	55.0%	56.4%	54.9%	56.6%		54.9%
Commercial Lines
Current accident year losses greater than $5 million		1.1%	0.7%	1.9%	0.6%	0.8%	—%	3.6%	1.3%	1.8%	1.2%	1.5%		1.2%
Current accident year losses $1 million - $5 million		7.7	6.2	2.9	6.4	7.2	4.2	3.3	4.6	3.7	5.6	4.8		5.3
Large loss prior accident year reserve development		1.3	0.2	3.6	1.2	0.1	2.3	2.2	1.8	2.3	1.7	1.6		1.5
Total large loss ratio		10.1%	7.1%	8.4%	8.2%	8.1%	6.5%	9.1%	7.7%	7.8%	8.5%	7.9%		8.0%
Losses incurred but not reported		(2.9)	6.5	2.1	5.5	—	2.7	(0.6)	4.3	1.0	1.9	0.7		1.9
Other losses excluding catastrophe losses		35.3	30.4	41.1	34.4	39.6	36.5	39.2	35.7	37.9	35.6	38.4		37.4
Catastrophe losses		9.3	6.3	2.8	0.1	3.4	8.1	7.4	4.6	7.7	6.2	6.3		4.7
Total loss ratio		51.8%	50.3%	54.4%	48.2%	51.1%	53.8%	55.1%	52.3%	54.4%	52.2%	53.3%		52.0%
Personal Lines
Current accident year losses greater than $5 million		—%	—%	—%	1.9%	—%	—%	—%	—%	—%	—%	—%		0.5%
Current accident year losses $1 million - $5 million		2.0	3.5	2.9	1.8	6.0	4.8	1.0	3.2	2.9	2.8	4.0		3.4
Large loss prior accident year reserve development		(0.3)	0.8	1.7	(0.3)	1.0	0.6	(0.2)	1.2	0.2	0.7	0.4		0.3
Total large loss ratio		1.7%	4.3%	4.6%	3.4%	7.0%	5.4%	0.8%	4.4%	3.1%	3.5%	4.4%		4.2%
Losses incurred but not reported		3.4	9.4	(0.4)	3.2	(5.3)	(4.0)	3.3	4.6	(0.4)	4.2	(2.1)		(0.7)
Other losses excluding catastrophe losses		50.5	47.3	51.6	49.0	52.1	53.7	47.9	49.4	50.9	49.7	51.3		50.7
Catastrophe losses		10.0	10.0	8.8	1.6	10.8	15.2	15.5	9.4	15.3	9.6	13.8		10.6
Total loss ratio		65.6%	71.0%	64.6%	57.2%	64.6%	70.3%	67.5%	67.8%	68.9%	67.0%	67.4%		64.8%
Excess & Surplus Lines
Current accident year losses greater than $5 million		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $1 million - $5 million		1.9	—	—	5.6	—	—	—	—	—	0.7	—		1.5
Large loss prior accident year reserve development		0.4	(0.2)	(0.4)	(0.1)	(0.3)	2.3	(0.3)	(0.3)	1.1	(0.1)	0.6		0.4
Total large loss ratio		2.3%	(0.2)%	(0.4)%	5.5%	(0.3)%	2.3%	(0.3)%	(0.3)%	1.1%	0.6%	0.6%		1.9%
Losses incurred but not reported		4.3	4.5	(9.0)	9.8	13.8	(20.2)	(1.6)	(2.1)	(11.3)	0.1	(2.4)		0.8
Other losses excluding catastrophe losses		18.7	28.6	26.4	17.3	15.3	37.0	17.0	27.4	27.4	24.4	23.1		21.6
Catastrophe losses		0.5	1.0	1.8	0.2	1.3	1.2	0.8	1.4	1.0	1.1	1.1		0.8
Total loss ratio		25.8%	33.9%	18.8%	32.8%	30.1%	20.3%	15.9%	26.4%	18.2%	26.2%	22.4%		25.1%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations.

CINF Third-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Consolidated
Current accident year reported losses greater than $5 million		1	1	3	2	1	—	5	4	5	5	6		8
Current accident year reported losses $1 million - $5 million		37	36	22	32	43	31	22	59	55	95	100		134
Prior accident year reported losses on large losses		8	9	24	10	12	15	14	35	30	44	42		63
Non-Catastrophe reported losses on large losses total		46	46	49	44	56	46	41	98	90	144	148		205
Commercial Lines
Current accident year reported losses greater than $5 million		1	1	2	1	1	—	5	3	5	4	6		7
Current accident year reported losses $1 million - $5 million		33	30	15	27	34	20	20	46	42	77	77		106
Prior accident year reported losses on large losses		7	6	22	10	10	12	13	30	26	38	35		56
Non-Catastrophe reported losses on large losses total		41	37	39	38	45	32	38	79	73	119	118		169
Personal Lines
Current accident year reported losses greater than $5 million		—	—	1	1	—	—	—	1	—	1	—		1
Current accident year reported losses $1 million - $5 million		3	6	7	5	9	11	2	13	13	17	23		26
Prior accident year reported losses on large losses		1	3	2	—	2	2	—	5	2	6	5		5
Non-Catastrophe reported losses on large losses total		4	9	10	6	11	13	2	19	15	24	28		32
Excess & Surplus Lines
Current accident year reported losses greater than $5 million		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $1 million - $5 million		1	—	—	—	—	—	—	—	—	1	—		2
Prior accident year reported losses on large losses		—	—	—	—	—	1	1	—	2	—	2		2
Non-Catastrophe reported losses on large losses total		1	—	—	—	—	1	1	—	2	1	2		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations.

CINF Third-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Nine Months Ended September 30, 2018
(Dollars in millions)		Commercial Lines				Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2018	2017
										Total	Total

OH	$117.0	$111.5	$71.3	$—	$31.2	$102.8	$86.9	$27.3	$11.9	$559.9	$552.7	1.1	1.6	(0.2)	1.3
IL	48.6	43.0	25.0	32.5	10.1	23.0	22.5	6.6	12.1	223.4	229.0	(4.6)	3.2	3.6	(2.5)
GA	32.2	36.6	24.0	11.3	10.8	43.3	39.9	9.9	12.9	220.9	216.2	(2.0)	7.2	6.7	2.2
IN	42.0	43.0	25.7	18.3	11.3	24.4	25.7	5.8	9.4	205.6	208.8	(1.2)	(3.1)	5.2	(1.4)
PA	51.9	39.5	32.6	34.6	9.2	11.8	9.6	3.8	8.6	201.6	190.8	5.1	9.0	6.9	5.6
NC	39.6	47.6	20.2	13.0	10.5	29.1	26.1	7.2	8.7	202.0	195.2	2.9	3.1	16.0	3.5
MI	34.0	31.1	19.4	11.2	8.4	37.2	23.8	4.5	5.2	174.8	189.2	(2.7)	(14.8)	(0.5)	(7.6)
TN	32.0	34.6	19.3	7.3	9.7	15.4	19.1	4.8	5.4	147.6	146.7	(0.5)	1.3	18.7	0.6
KY	21.2	28.8	17.8	2.7	5.5	23.4	22.3	5.1	4.8	131.6	130.5	1.3	(0.7)	5.9	0.7
AL	20.9	26.1	12.3	0.8	5.3	21.5	28.2	5.6	7.3	128.0	123.7	1.2	5.6	6.8	3.4
VA	26.5	25.9	19.6	13.4	9.5	11.2	9.6	3.4	4.0	123.1	116.5	5.2	7.8	2.7	5.6
TX	36.8	19.8	24.2	1.8	5.3	3.8	5.7	2.1	16.4	115.9	109.1	(3.6)	385.9	6.2	6.3
MO	25.9	29.5	15.0	10.3	4.3	9.6	11.7	2.5	7.5	116.3	108.7	3.0	22.2	11.3	7.0
NY	30.8	15.3	11.5	3.7	3.6	12.8	19.2	7.0	4.5	108.4	89.7	4.4	54.9	76.0	20.6
WI	22.3	20.6	11.3	19.5	5.0	7.6	7.6	3.1	4.3	101.3	102.2	(2.6)	2.6	24.7	(0.8)
MN	21.6	19.6	8.7	6.6	4.3	15.6	16.5	4.7	6.5	104.1	102.9	—	1.8	8.0	1.1
MD	16.5	11.3	13.1	7.2	3.5	12.7	9.4	2.6	2.5	78.8	74.7	(0.9)	19.8	19.8	5.4
FL	25.9	11.4	13.3	1.3	4.1	4.3	2.9	0.9	11.2	75.3	65.1	11.6	28.5	30.2	15.7
AR	9.2	17.4	9.8	1.4	3.1	8.5	9.2	2.4	3.3	64.3	65.6	(3.0)	(1.4)	9.4	(2.0)
AZ	16.4	9.1	11.7	4.6	2.2	6.1	5.2	2.2	2.9	60.4	57.9	1.7	10.7	15.8	4.2
IA	13.3	15.9	6.6	10.3	4.6	4.0	4.4	1.2	1.6	61.9	63.2	(2.9)	0.7	2.5	(2.2)
SC	10.9	11.0	7.2	2.6	2.8	10.7	8.4	1.7	3.3	58.6	56.4	1.0	10.3	(1.9)	3.9
UT	15.2	7.7	10.7	1.0	2.3	7.1	4.2	1.1	4.2	53.5	51.9	(0.1)	4.1	39.4	3.2
CO	14.7	7.6	11.5	0.9	2.0	0.8	1.9	0.4	7.8	47.6	46.2	(4.9)	108.2	26.5	2.9
KS	9.2	12.5	6.1	3.7	2.4	3.6	5.5	1.0	2.0	46.0	45.9	(1.8)	1.2	29.8	(0.1)
OR	14.0	8.1	10.5	0.1	2.1	4.7	2.1	0.6	3.9	46.1	41.6	15.1	8.7	(10.8)	11.3
MT	15.5	10.1	9.2	0.1	1.7	2.3	2.3	0.5	1.3	43.0	40.9	5.6	0.3	5.5	4.9
CT	5.2	4.0	2.4	2.0	0.7	9.7	8.8	3.0	1.5	37.3	27.9	19.1	45.7	26.8	33.5
ID	11.5	7.8	7.5	1.2	1.6	3.0	2.2	0.6	1.8	37.2	33.2	12.0	3.7	24.9	11.2
NE	8.1	9.2	5.1	5.1	1.8	0.7	0.9	0.2	2.0	33.1	33.4	(1.0)	2.1	14.4	—
CA	0.7	0.2	0.6	1.3	0.2	5.7	15.3	4.0	0.8	28.8	15.4	2.8	110.5	58.1	87.8
WV	8.0	7.5	6.2	0.7	1.2	—	0.3	0.1	2.4	26.4	24.7	7.4	(5.5)	4.0	6.9
WA	8.9	5.1	6.6	—	1.6	0.4	0.5	0.3	2.0	25.4	20.9	17.0	nm	6.4	21.1
NM	8.0	5.1	6.2	0.6	1.6	—	—	—	1.6	23.1	19.8	15.5	353.5	27.2	16.3
VT	3.8	4.6	2.7	4.1	1.5	1.3	1.5	0.4	1.3	21.2	21.0	(0.6)	3.0	18.9	0.9
NH	3.1	2.6	1.7	1.9	0.7	1.4	1.5	0.4	0.8	14.1	14.5	(3.5)	2.1	(6.8)	(2.5)
DE	4.4	3.2	2.9	2.2	0.6	—	—	—	0.5	13.8	11.7	19.3	nm	7.6	18.9
ND	4.1	3.4	2.1	—	0.8	0.6	0.7	0.2	0.6	12.5	14.7	(16.6)	3.2	8.6	(13.6)
SD	2.6	2.8	1.6	1.8	0.7	—	—	—	0.6	10.1	10.4	(2.3)	2.6	2.8	(2.0)
NJ	0.9	0.8	0.7	1.3	0.3	1.6	2.2	1.0	0.8	9.6	5.7	37.0	98.3	247.4	72.1
WY	2.3	1.9	1.7	—	0.4	—	—	—	0.7	7.0	5.9	16.6	73.4	19.8	17.0
All Other	3.0	2.1	2.3	2.6	1.8	0.4	1.2	0.3	2.1	15.8	12.8	13.1	nm	11.5	26.0
Total	$838.7	$754.9	$517.9	$245.0	$190.3	$482.1	$465.0	$128.5	$193.0	$3,815.4	$3,693.3	1.2	7.2	11.3	3.3
Other Direct	—	1.7	2.7	3.9	—	6.5	0.1	0.6	—	15.5	18.3	(15.0)	37.7	—	(15.3)
Total Direct	$838.7	$756.6	$520.6	$248.9	$190.3	$488.6	$465.1	$129.1	$193.0	$3,830.9	$3,711.6	1.1	7.1	11.3	3.2
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Third-Quarter 2018 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Commercial casualty:
Written premiums		$251	$291	$287	$248	$257	$280	$297	$578	$577	$829	$834		$1,082
Year over year change %- written premium		(2)%	4%	(3)%	4%	(1)%	1%	4%	—%	2%	(1)%	1%		2%
Earned premiums		$268	$272	$265	$268	$268	$271	$265	$537	$536	$805	$804		$1,072
Current accident year before catastrophe losses		64.5%	66.8%	67.9%	67.5%	63.1%	60.1%	60.7%	67.3%	60.4%	66.4%	61.3%		62.9%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(8.0)	(5.2)	1.7	0.9	0.1	(2.5)	5.6	(1.8)	1.5	(3.9)	1.0		1.0
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		56.5%	61.6%	69.6%	68.4%	63.2%	57.6%	66.3%	65.5%	61.9%	62.5%	62.3%		63.9%
Commercial property:
Written premiums		$232	$240	$237	$217	$230	$233	$239	$477	$472	$709	$702		$919
Year over year change %- written premium		1%	3%	(1)%	4%	3%	4%	6%	1%	5%	1%	4%		4%
Earned premiums		$229	$231	$228	$229	$225	$226	$223	$459	$449	$688	$674		$903
Current accident year before catastrophe losses		40.7%	45.8%	58.6%	48.2%	48.6%	49.7%	50.2%	52.2%	50.0%	48.3%	49.4%		49.1%
Current accident year catastrophe losses		36.1	22.1	12.8	4.5	14.5	29.1	29.3	17.4	29.2	23.7	24.3		19.3
Prior accident years before catastrophe losses		(1.0)	(1.9)	(6.4)	(1.4)	(1.1)	(1.2)	(0.7)	(4.1)	(1.0)	(3.1)	(1.0)		(1.1)
Prior accident years catastrophe losses		(2.9)	(1.2)	(2.6)	(3.7)	(1.9)	(0.8)	(3.8)	(1.9)	(2.3)	(2.2)	(2.1)		(2.5)
Total loss and loss expense ratio		72.9%	64.8%	62.4%	47.6%	60.1%	76.8%	75.0%	63.6%	75.9%	66.7%	70.6%		64.8%
Commercial auto:
Written premiums		$160	$182	$177	$153	$157	$167	$174	$359	$341	$519	$498		$651
Year over year change %- written premium		2%	9%	2%	5%	4%	7%	10%	5%	9%	4%	7%		7%
Earned premiums		$168	$166	$161	$162	$159	$158	$155	$327	$313	$495	$472		$634
Current accident year before catastrophe losses		73.5%	75.8%	80.6%	74.5%	80.2%	76.4%	80.7%	78.2%	78.6%	76.6%	79.1%		78.0%
Current accident year catastrophe losses		0.1	2.1	0.2	(0.1)	0.7	1.7	1.2	1.1	1.4	0.8	1.2		0.9
Prior accident years before catastrophe losses		1.8	3.3	(0.8)	3.2	5.1	6.0	6.7	1.3	6.3	1.5	5.9		5.2
Prior accident years catastrophe losses		—	(0.1)	(0.2)	—	—	—	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)		(0.1)
Total loss and loss expense ratio		75.4%	81.1%	79.8%	77.6%	86.0%	84.1%	88.4%	80.5%	86.2%	78.8%	86.1%		84.0%
Workers' compensation:
Written premiums		$66	$83	$95	$73	$75	$79	$99	$178	$178	$244	$253		$326
Year over year change %- written premium		(12)%	5%	(4)%	(6)%	(10)%	(8)%	(6)%	—%	(7)%	(4)%	(8)%		(7)%
Earned premiums		$80	$85	$80	$81	$84	$86	$84	$165	$170	$245	$254		$335
Current accident year before catastrophe losses		74.6%	73.0%	73.1%	76.2%	71.6%	68.9%	69.8%	73.1%	69.3%	73.6%	70.1%		71.6%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(10.8)	(20.7)	(16.1)	(11.1)	(16.6)	(14.3)	(21.6)	(18.5)	(17.9)	(16.0)	(17.5)		(15.9)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		63.8%	52.3%	57.0%	65.1%	55.0%	54.6%	48.2%	54.6%	51.4%	57.6%	52.6%		55.7%
Other commercial:
Written premiums		$65	$60	$58	$55	$59	$54	$56	$118	$110	$183	$169		$224
Year over year change %- written premium		10%	11%	4%	10%	(2)%	—%	4%	7%	2%	8%	1%		3%
Earned premiums		$60	$58	$56	$56	$56	$55	$54	$114	$109	$174	$165		$221
Current accident year before catastrophe losses		33.2%	38.2%	37.8%	35.2%	35.1%	35.3%	40.2%	38.0%	37.7%	36.3%	36.9%		36.4%
Current accident year catastrophe losses		0.3	1.7	0.3	0.5	(0.2)	1.8	1.9	1.0	1.8	0.8	1.2		1.0
Prior accident years before catastrophe losses		(2.7)	(14.8)	(6.8)	(9.9)	(10.2)	(20.0)	(14.8)	(10.9)	(17.4)	(8.1)	(15.0)		(13.7)
Prior accident years catastrophe losses		(0.1)	0.3	(0.3)	1.6	0.3	0.1	(0.5)	—	(0.2)	—	(0.1)		0.4
Total loss and loss expense ratio		30.7%	25.4%	31.0%	27.4%	25.0%	17.2%	26.8%	28.1%	21.9%	29.0%	23.0%		24.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2018 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Personal auto:
Written premiums		$169	$172	$140	$141	$165	$165	$132	$312	$297	$481	$462		$603
Year over year change %- written premium		2%	4%	6%	7%	7%	7%	7%	5%	7%	4%	7%		7%
Earned premiums		$155	$153	$151	$149	$148	$144	$141	$304	$285	$459	$433		$582
Current accident year before catastrophe losses		77.9%	78.7%	81.2%	76.2%	79.8%	78.1%	82.4%	80.0%	80.2%	79.2%	80.1%		79.1%
Current accident year catastrophe losses		1.1	1.3	0.8	(0.4)	1.6	2.4	2.4	1.0	2.4	1.1	2.1		1.5
Prior accident years before catastrophe losses		(2.1)	(1.5)	(4.3)	1.4	1.1	(0.3)	(1.1)	(2.9)	(0.7)	(2.6)	(0.1)		0.3
Prior accident years catastrophe losses		—	(0.1)	(0.1)	—	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)		(0.1)
Total loss and loss expense ratio		76.9%	78.4%	77.6%	77.2%	82.4%	80.1%	83.5%	78.0%	81.8%	77.6%	82.0%		80.8%
Homeowner:
Written premiums		$162	$164	$121	$132	$150	$150	$110	$285	$260	$447	$410		$542
Year over year change %- written premium		8%	9%	10%	11%	9%	7%	7%	10%	7%	9%	8%		8%
Earned premiums		$142	$139	$136	$134	$131	$128	$125	$275	$253	$417	$384		$518
Current accident year before catastrophe losses		49.8%	57.7%	55.8%	55.0%	46.7%	48.4%	48.4%	56.7%	48.5%	54.4%	47.8%		49.6%
Current accident year catastrophe losses		19.2	20.6	19.6	4.8	24.5	34.1	33.1	20.1	33.6	19.8	30.5		23.9
Prior accident years before catastrophe losses		3.6	8.1	2.4	(1.4)	(0.2)	(1.9)	(2.6)	5.3	(2.3)	4.7	(1.5)		(1.5)
Prior accident years catastrophe losses		1.0	1.6	0.1	0.3	(1.4)	(0.5)	(0.5)	0.9	(0.5)	0.9	(0.8)		(0.5)
Total loss and loss expense ratio		73.6%	88.0%	77.9%	58.7%	69.6%	80.1%	78.4%	83.0%	79.3%	79.8%	76.0%		71.5%
Other personal:
Written premiums		$46	$45	$36	$36	$40	$42	$31	$81	$73	$127	$113		$149
Year over year change %- written premium		15%	7%	16%	13%	8%	12%	3%	11%	11%	12%	10%		10%
Earned premiums		$41	$39	$38	$37	$35	$35	$34	$77	$69	$118	$104		$141
Current accident year before catastrophe losses		60.6%	50.1%	28.9%	54.0%	46.7%	68.3%	45.6%	39.6%	57.1%	46.9%	53.5%		53.7%
Current accident year catastrophe losses		9.7	3.0	4.0	0.5	6.2	4.5	9.3	3.6	6.9	5.7	6.7		5.0
Prior accident years before catastrophe losses		(8.7)	13.9	7.2	(4.5)	2.4	(0.1)	(11.2)	10.6	(5.6)	3.9	(2.9)		(3.3)
Prior accident years catastrophe losses		0.1	0.2	(0.5)	0.1	—	(0.9)	(0.7)	(0.2)	(0.8)	(0.1)	(0.5)		(0.4)
Total loss and loss expense ratio		61.7%	67.2%	39.6%	50.1%	55.3%	71.8%	43.0%	53.6%	57.6%	56.4%	56.8%		55.0%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Excess & Surplus:
Written premiums		$59	$64	$61	$54	$51	$61	$53	$125	$114	$184	$165		$219
Year over year change %- written premium		16%	5%	15%	20%	6%	20%	18%	10%	19%	12%	15%		16%
Earned premiums		$60	$57	$56	$56	$53	$52	$48	$113	$100	$173	$153		$209
Current accident year before catastrophe losses		53.3%	56.9%	54.6%	57.6%	49.1%	54.2%	55.5%	55.8%	54.8%	54.9%	52.8%		54.0%
Current accident year catastrophe losses		0.9	1.0	1.8	0.3	1.7	0.9	1.2	1.4	1.1	1.2	1.3		1.1
Prior accident years before catastrophe losses		(11.3)	(9.6)	(17.2)	(7.1)	(4.7)	(17.0)	(27.4)	(13.3)	(22.0)	(12.6)	(15.9)		(13.6)
Prior accident years catastrophe losses		(0.3)	0.2	0.1	(0.1)	(0.3)	0.4	(0.4)	0.1	—	—	(0.1)		(0.1)
Total loss and loss expense ratio		42.6%	48.5%	39.3%	50.7%	45.8%	38.5%	28.9%	44.0%	33.9%	43.5%	38.1%		41.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2018
Commercial casualty	$260	$132	$392	$54	$36	$24	$114	$314	$36	$156	$506
Commercial property	390	37	427	31	4	(6)	29	421	4	31	456
Commercial auto	287	54	341	11	28	11	50	298	28	65	391
Workers' compensation	125	25	150	(6)	11	(5)	—	119	11	20	150
Other commercial	44	10	54	(7)	(4)	7	(4)	37	(4)	17	50
Total commercial lines	1,106	258	1,364	83	75	31	189	1,189	75	289	1,553

Personal auto	287	54	341	(1)	18	—	17	286	18	54	358
Homeowners	263	26	289	29	18	6	53	292	18	32	342
Other personal	48	4	52	1	14	—	15	49	14	4	67
Total personal lines	598	84	682	29	50	6	85	627	50	90	767

Excess & surplus lines	35	20	55	12	—	10	22	47	—	30	77
Cincinnati Re	34	4	38	10	4	—	14	44	4	4	52
Total property casualty	$1,773	$366	$2,139	$134	$129	$47	$310	$1,907	$129	$413	$2,449

Ceded loss and loss expense incurred for the nine months ended September 30, 2018
Commercial casualty	$1	$1	$2	$2	$(2)	$—	$—	$3	$(2)	$1	$2
Commercial property	1	—	1	(4)	—	—	(4)	(3)	—	—	(3)
Commercial auto	—	—	—	1	—	—	1	1	—	—	1
Workers' compensation	11	—	11	(1)	(1)	—	(2)	10	(1)	—	9
Other commercial	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	13	1	14	(2)	(3)	—	(5)	11	(3)	1	9

Personal auto	1	—	1	1	—	—	1	2	—	—	2
Homeowners	2	—	2	7	—	—	7	9	—	—	9
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	3	—	3	8	—	—	8	11	—	—	11

Excess & surplus lines	2	—	2	—	—	—	—	2	—	—	2
Cincinnati Re	4	2	6	(1)	(2)	(1)	(4)	3	(2)	1	2
Total property casualty	$22	$3	$25	$5	$(5)	$(1)	$(1)	$27	$(5)	$2	$24

Net loss and loss expense incurred for the nine months ended September 30, 2018
Commercial casualty	$259	$131	$390	$52	$38	$24	$114	$311	$38	$155	$504
Commercial property	389	37	426	35	4	(6)	33	424	4	31	459
Commercial auto	287	54	341	10	28	11	49	297	28	65	390
Workers' compensation	114	25	139	(5)	12	(5)	2	109	12	20	141
Other commercial	44	10	54	(7)	(4)	7	(4)	37	(4)	17	50
Total commercial lines	1,093	257	1,350	85	78	31	194	1,178	78	288	1,544

Personal auto	286	54	340	(2)	18	—	16	284	18	54	356
Homeowners	261	26	287	22	18	6	46	283	18	32	333
Other personal	48	4	52	1	14	—	15	49	14	4	67
Total personal lines	595	84	679	21	50	6	77	616	50	90	756

Excess & surplus lines	33	20	53	12	—	10	22	45	—	30	75
Cincinnati Re	30	2	32	11	6	1	18	41	6	3	50
Total property casualty	$1,751	$363	$2,114	$129	$134	$48	$311	$1,880	$134	$411	$2,425

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Third-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2018
Commercial casualty	$97	$45	$142	$16	$(7)	$3	$12	$113	$(7)	$48	$154
Commercial property	134	11	145	27	(8)	2	21	161	(8)	13	166
Commercial auto	92	18	110	5	10	3	18	97	10	21	128
Workers' compensation	37	8	45	(2)	11	(1)	8	35	11	7	53
Other commercial	15	3	18	(2)	(4)	6	—	13	(4)	9	18
Total commercial lines	375	85	460	44	2	13	59	419	2	98	519

Personal auto	95	17	112	(1)	9	—	8	94	9	17	120
Homeowners	89	9	98	8	(2)	—	6	97	(2)	9	104
Other personal	15	2	17	1	9	(1)	9	16	9	1	26
Total personal lines	199	28	227	8	16	(1)	23	207	16	27	250

Excess & surplus lines	10	7	17	3	2	3	8	13	2	10	25
Cincinnati Re	7	1	8	—	16	—	16	7	16	1	24
Total property casualty	$591	$121	$712	$55	$36	$15	$106	$646	$36	$136	$818

Ceded loss and loss expense incurred for the three months ended September 30, 2018
Commercial casualty	$2	$1	$3	$(1)	$—	$—	$(1)	$1	$—	$1	$2
Commercial property	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Commercial auto	—	—	—	1	—	—	1	1	—	—	1
Workers' compensation	2	—	2	—	—	—	—	2	—	—	2
Other commercial	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	4	1	5	(1)	—	—	(1)	3	—	1	4

Personal auto	—	—	—	1	—	—	1	1	—	—	1
Homeowners	—	—	—	—	—	—	—	—	—	—	—
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	—	—	—	1	—	—	1	1	—	—	1

Excess & surplus lines	—	—	—	—	—	—	—	—	—	—	—
Cincinnati Re	1	1	2	(1)	—	(1)	(2)	—	—	—	—
Total property casualty	$5	$2	$7	$(1)	$—	$(1)	$(2)	$4	$—	$1	$5

Net loss and loss expense incurred for the three months ended September 30, 2018
Commercial casualty	$95	$44	$139	$17	$(7)	$3	$13	$112	$(7)	$47	$152
Commercial property	134	11	145	28	(8)	2	22	162	(8)	13	167
Commercial auto	92	18	110	4	10	3	17	96	10	21	127
Workers' compensation	35	8	43	(2)	11	(1)	8	33	11	7	51
Other commercial	15	3	18	(2)	(4)	6	—	13	(4)	9	18
Total commercial lines	371	84	455	45	2	13	60	416	2	97	515

Personal auto	95	17	112	(2)	9	—	7	93	9	17	119
Homeowners	89	9	98	8	(2)	—	6	97	(2)	9	104
Other personal	15	2	17	1	9	(1)	9	16	9	1	26
Total personal lines	199	28	227	7	16	(1)	22	206	16	27	249

Excess & surplus lines	10	7	17	3	2	3	8	13	2	10	25
Cincinnati Re	6	—	6	1	16	1	18	7	16	1	24
Total property casualty	$586	$119	$705	$56	$36	$16	$108	$642	$36	$135	$813

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Third-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums		$1,088	$1,150	$1,083	$987	$1,064	$1,090	$1,057	$2,233	$2,147	$3,321	$3,211		$4,198
Agency new business written premiums		154	181	159	151	157	165	153	340	318	494	475		626
Cincinnati Re net written premiums		36	48	46	21	24	40	40	94	80	130	104		125
Other written premiums		(32)	(30)	(30)	(29)	(37)	(24)	(19)	(60)	(43)	(92)	(80)		(109)
Net written premiums – statutory*		$1,246	$1,349	$1,258	$1,130	$1,208	$1,271	$1,231	$2,607	$2,502	$3,853	$3,710		$4,840
Unearned premium change		(9)	(119)	(58)	69	(17)	(90)	(80)	(177)	(170)	(186)	(187)		(118)
Earned premiums		$1,237	$1,230	$1,200	$1,199	$1,191	$1,181	$1,151	$2,430	$2,332	$3,667	$3,523		$4,722
Year over year change %
Agency renewal written premiums		2%	6%	2%	4%	3%	3%	3%	4%	3%	3%	3%		3%
Agency new business written premiums		(2)	10	4	13	5	15	22	7	19	4	14		14
Cincinnati Re net written premiums		50	20	15	40	14	150	111	18	129	25	86		76
Other written premiums		(14)	(25)	(58)	19	(19)	(9)	24	(40)	9	(15)	(3)		4
Net written premiums – statutory*		3	6	2	6	3	6	7	4	7	4	6		6
Paid losses and loss expenses
Losses paid		$585	$586	$579	$614	$607	$587	$567	$1,165	$1,154	$1,750	$1,761		$2,375
Loss expenses paid		120	109	135	115	118	108	127	244	235	364	353		468
Loss and loss expenses paid		$705	$695	$714	$729	$725	$695	$694	$1,409	$1,389	$2,114	$2,114		$2,843
Incurred losses and loss expenses
Loss and loss expense incurred		$813	$821	$791	$741	$815	$794	$788	$1,612	$1,582	$2,425	$2,397		$3,138
Loss and loss expenses paid as a % of incurred		86.7%	84.7%	90.3%	98.4%	89.0%	87.5%	88.1%	87.4%	87.8%	87.2%	88.2%		90.6%
Statutory combined ratio
Loss ratio		54.8%	54.9%	55.2%	49.9%	57.0%	56.5%	56.3%	55.0%	56.4%	54.9%	56.6%		54.9%
Loss adjustment expense ratio		10.9	11.8	10.8	11.9	11.4	10.8	12.1	11.3	11.4	11.2	11.4		11.5
Net underwriting expense ratio		31.0	29.1	30.4	32.5	30.7	29.9	30.2	29.8	30.1	30.2	30.3		30.8
Statutory combined ratio		96.7%	95.8%	96.4%	94.3%	99.1%	97.2%	98.6%	96.1%	97.9%	96.3%	98.3%		97.2%
Contribution from catastrophe losses		9.7	7.1	4.4	0.9	9.1	9.8	9.2	5.8	9.5	7.1	9.3		7.2
Statutory combined ratio excl. catastrophe losses		87.0%	88.7%	92.0%	93.4%	90.0%	87.4%	89.4%	90.3%	88.4%	89.2%	89.0%		90.0%
GAAP combined ratio
GAAP combined ratio		96.8%	97.2%	97.9%	92.9%	99.3%	98.3%	99.7%	97.5%	99.0%	97.3%	99.1%		97.5%
Contribution from catastrophe losses		9.7	7.1	4.4	0.9	9.1	9.8	9.2	5.8	9.5	7.1	9.3		7.2
GAAP combined ratio excl. catastrophe losses		87.1%	90.1%	93.5%	92.0%	90.2%	88.5%	90.5%	91.7%	89.5%	90.2%	89.8%		90.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2018 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums		$702	$758	$771	$672	$707	$729	$772	$1,529	$1,501	$2,231	$2,208		$2,880
Agency new business written premiums		94	118	104	96	99	99	103	222	202	316	301		397
Other written premiums		(22)	(20)	(21)	(22)	(28)	(15)	(10)	(41)	(25)	(63)	(53)		(75)
Net written premiums – statutory*		$774	$856	$854	$746	$778	$813	$865	$1,710	$1,678	$2,484	$2,456		$3,202
Unearned premium change		31	(44)	(64)	50	14	(17)	(84)	(108)	(101)	(77)	(87)		(37)
Earned premiums		$805	$812	$790	$796	$792	$796	$781	$1,602	$1,577	$2,407	$2,369		$3,165
Year over year change %
Agency renewal written premiums		(1)%	4%	—%	2%	1%	2%	2%	2%	2%	1%	2%		2%
Agency new business written premiums		(5)	19	1	5	(2)	6	18	10	12	5	7		7
Other written premiums		21	(33)	(110)	21	(27)	(7)	44	(64)	22	(19)	2		9
Net written premiums – statutory*		(1)	5	(1)	3	—	2	5	2	3	1	2		3
Paid losses and loss expenses
Losses paid		$370	$350	$371	$401	$376	$370	$381	$722	$751	$1,092	$1,127		$1,528
Loss expenses paid		84	77	96	84	84	79	91	173	170	257	254		338
Loss and loss expenses paid		$454	$427	$467	$485	$460	$449	$472	$895	$921	$1,349	$1,381		$1,866
Incurred losses and loss expenses
Loss and loss expense incurred		$515	$510	$519	$487	$501	$519	$535	$1,029	$1,054	$1,544	$1,555		$2,042
Loss and loss expenses paid as a % of incurred		88.2%	83.7%	90.0%	99.6%	91.8%	86.5%	88.2%	87.0%	87.4%	87.4%	88.8%		91.4%
Statutory combined ratio
Loss ratio		51.8%	50.3%	54.4%	48.2%	51.1%	53.8%	55.0%	52.3%	54.5%	52.1%	53.4%		52.0%
Loss adjustment expense ratio		12.1	12.6	11.2	12.9	12.2	11.4	13.5	11.9	12.4	12.0	12.3		12.5
Net underwriting expense ratio		32.8	30.0	30.5	33.6	32.5	31.2	29.7	30.3	30.4	31.1	31.0		31.7
Statutory combined ratio		96.7%	92.9%	96.1%	94.7%	95.8%	96.4%	98.2%	94.5%	97.3%	95.2%	96.7%		96.2%
Contribution from catastrophe losses		9.5	6.5	2.9	0.3	3.8	8.5	7.6	4.7	8.1	6.3	6.6		5.0
Statutory combined ratio excl. catastrophe losses		87.2%	86.4%	93.2%	94.4%	92.0%	87.9%	90.6%	89.8%	89.2%	88.9%	90.1%		91.2%
GAAP combined ratio
GAAP combined ratio		95.9%	94.2%	98.3%	92.9%	95.2%	97.1%	100.4%	96.2%	98.8%	96.1%	97.6%		96.4%
Contribution from catastrophe losses		9.5	6.5	2.9	0.3	3.8	8.5	7.6	4.7	8.1	6.3	6.6		5.0
GAAP combined ratio excl. catastrophe losses		86.4%	87.7%	95.4%	92.6%	91.4%	88.6%	92.8%	91.5%	90.7%	89.8%	91.0%		91.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2018 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums		$342	$342	$264	$275	$318	$318	$245	$606	$563	$948	$881		$1,156
Agency new business written premiums		42	46	39	39	43	45	34	85	79	127	122		161
Other written premiums		(7)	(7)	(6)	(5)	(6)	(6)	(6)	(13)	(12)	(20)	(18)		(23)
Net written premiums – statutory*		$377	$381	$297	$309	$355	$357	$273	$678	$630	$1,055	$985		$1,294
Unearned premium change		(39)	(50)	28	11	(41)	(50)	27	(22)	(23)	(61)	(64)		(53)
Earned premiums		$338	$331	$325	$320	$314	$307	$300	$656	$607	$994	$921		$1,241
Year over year change %
Agency renewal written premiums		8%	8%	8%	7%	5%	5%	4%	8%	5%	8%	5%		5%
Agency new business written premiums		(2)	2	15	26	34	32	36	8	34	4	34		32
Other written premiums		(17)	(17)	—	17	—	—	(20)	(8)	(9)	(11)	(6)		—
Net written premiums – statutory*		6	7	9	9	8	8	7	8	8	7	8		8
Paid losses and loss expenses
Losses paid		$199	$210	$187	$197	$218	$205	$174	$396	$379	$595	$597		$794
Loss expenses paid		28	25	32	24	27	24	30	56	54	84	81		104
Loss and loss expenses paid		$227	$235	$219	$221	$245	$229	$204	$452	$433	$679	$678		$898
Incurred losses and loss expenses
Loss and loss expense incurred		$249	$269	$238	$212	$233	$242	$231	$507	$473	$756	$706		$918
Loss and loss expenses paid as a % of incurred		91.2%	87.4%	92.0%	104.2%	105.2%	94.6%	88.3%	89.2%	91.5%	89.8%	96.0%		97.8%
Statutory combined ratio
Loss ratio		65.6%	71.0%	64.5%	57.2%	64.5%	70.3%	67.5%	67.7%	68.9%	67.0%	67.4%		64.8%
Loss adjustment expense ratio		8.1	10.1	8.8	9.1	9.5	8.8	9.3	9.5	9.1	9.0	9.2		9.2
Net underwriting expense ratio		26.9	26.6	31.3	30.0	26.9	26.7	31.2	28.7	28.6	28.0	28.0		28.4
Statutory combined ratio		100.6%	107.7%	104.6%	96.3%	100.9%	105.8%	108.0%	105.9%	106.6%	104.0%	104.6%		102.4%
Contribution from catastrophe losses		10.2	10.2	8.9	1.9	11.1	15.4	15.6	9.6	15.5	9.8	14.0		10.9
Statutory combined ratio excl. catastrophe losses		90.4%	97.5%	95.7%	94.4%	89.8%	90.4%	92.4%	96.3%	91.1%	94.2%	90.6%		91.5%
GAAP combined ratio
GAAP combined ratio		103.0%	110.1%	103.2%	95.5%	103.1%	108.4%	105.5%	106.7%	107.0%	105.4%	105.6%		103.0%
Contribution from catastrophe losses		10.2	10.2	8.9	1.9	11.1	15.4	15.6	9.6	15.5	9.8	14.0		10.9
GAAP combined ratio excl. catastrophe losses		92.8%	99.9%	94.3%	93.6%	92.0%	93.0%	89.9%	97.1%	91.5%	95.6%	91.6%		92.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2018 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums		$44	$50	$48	$40	$39	$43	$40	$98	$83	$142	$122		$162
Agency new business written premiums		18	17	16	16	15	21	16	33	37	51	52		68
Other written premiums		(3)	(3)	(3)	(2)	(3)	(3)	(3)	(6)	(6)	(9)	(9)		(11)
Net written premiums – statutory*		$59	$64	$61	$54	$51	$61	$53	$125	$114	$184	$165		$219
Unearned premium change		1	(7)	(5)	2	2	(9)	(5)	(12)	(14)	(11)	(12)		(10)
Earned premiums		$60	$57	$56	$56	$53	$52	$48	$113	$100	$173	$153		$209
Year over year change %
Agency renewal written premiums		13%	16%	20%	14%	11%	16%	18%	18%	17%	16%	15%		15%
Agency new business written premiums		20	(19)	—	33	(6)	31	23	(11)	28	(2)	16		19
Other written premiums		—	—	—	—	—	(50)	(50)	0	(50)	—	(29)		(22)
Net written premiums – statutory*		16	5	15	20	6	20	18	10	19	12	15		16
Paid losses and loss expenses
Losses paid		$10	$14	$9	$9	$8	$11	$10	$23	$21	$33	$29		$38
Loss expenses paid		7	6	7	6	6	5	6	13	11	20	17		23
Loss and loss expenses paid		$17	$20	$16	$15	$14	$16	$16	$36	$32	$53	$46		$61
Incurred losses and loss expenses
Loss and loss expense incurred		$25	$29	$21	$28	$24	$20	$14	$50	$34	$75	$58		$86
Loss and loss expenses paid as a % of incurred		68.0%	69.0%	76.2%	53.6%	58.3%	80.0%	114.3%	72.0%	94.1%	70.7%	79.3%		70.9%
Statutory combined ratio
Loss ratio		25.8%	33.9%	18.8%	32.8%	30.1%	20.3%	15.8%	26.5%	18.2%	26.2%	22.4%		25.1%
Loss adjustment expense ratio		16.8	14.6	20.5	17.9	15.7	18.2	13.1	17.5	15.7	17.3	15.7		16.3
Net underwriting expense ratio		30.5	28.7	28.0	29.2	31.6	28.6	32.8	28.3	30.6	29.0	30.9		30.5
Statutory combined ratio		73.1%	77.2%	67.3%	79.9%	77.4%	67.1%	61.7%	72.3%	64.5%	72.5%	69.0%		71.9%
Contribution from catastrophe losses		0.6	1.2	1.9	0.2	1.4	1.3	0.8	1.5	1.1	1.2	1.2		1.0
Statutory combined ratio excl. catastrophe losses		72.5%	76.0%	65.4%	79.7%	76.0%	65.8%	60.9%	70.8%	63.4%	71.3%	67.8%		70.9%
GAAP combined ratio
GAAP combined ratio		72.0%	77.6%	68.8%	79.8%	74.8%	66.2%	62.3%	73.3%	64.3%	72.8%	68.0%		71.1%
Contribution from catastrophe losses		0.6	1.2	1.9	0.2	1.4	1.3	0.8	1.5	1.1	1.2	1.2		1.0
GAAP combined ratio excl. catastrophe losses		71.4%	76.4%	66.9%	79.6%	73.4%	64.9%	61.5%	71.8%	63.2%	71.6%	66.8%		70.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2018 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2018	2017	Change	% Change	2018	2017	Change	% Change
Net premiums written	$72	$67	$5	7	$217	$201	$16	8
Net investment income	39	40	(1)	(3)	118	122	(4)	(3)
Amortization of interest maintenance reserve	1	2	(1)	(50)	2	4	(2)	(50)
Commissions and expense allowances on reinsurance ceded	—	1	(1)	(100)	3	4	(1)	(25)
Income from fees associated with separate accounts	1	1	—	—	3	4	(1)	(25)
Total revenues	$113	$111	$2	2	$343	$335	$8	2

Death benefits and matured endowments	$27	$25	$2	8	$76	$75	$1	1
Annuity benefits	24	20	4	20	73	59	14	24
Disability benefits and benefits under accident and health contracts	—	1	(1)	(100)	1	2	(1)	(50)
Surrender benefits and group conversions	9	4	5	125	21	15	6	40
Interest and adjustments on deposit-type contract funds	2	2	—	—	7	6	1	17
Increase in aggregate reserves for life and accident and health contracts	20	28	(8)	(29)	78	103	(25)	(24)
Total benefit expenses	$82	$80	$2	3	$256	$260	$(4)	(2)

Commissions	$14	$11	$3	27	$38	$33	$5	15
General insurance expenses and taxes	13	12	1	8	37	35	2	6
Increase in loading on deferred and uncollected premiums	(1)	1	(2)	nm	1	(1)	2	nm
Net transfers from separate accounts	—	—	—	nm	—	(2)	2	100
Total underwriting expenses	$26	$24	$2	8	$76	$65	$11	17

Federal and foreign income tax benefit	(2)	(1)	(1)	100	(1)	(2)	1	50

Net gain from operations before realized capital gains	$7	$8	$(1)	(13)	$12	$12	$—	—

Realized gains and losses net of capital gains tax, net	—	(1)	1	100	—	(4)	4	100

Net income (statutory)	$7	$7	$—	—	$12	$8	$4	50

Policyholders' surplus - statutory	$205	$210	(5)	(2)	$205	$210	$(5)	(2)

Fixed maturities at amortized cost - statutory	3,359	3,219	140	4	3,359	3,219	140	4
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2018 Supplemental Financial Data

Noninsurance Operations and Cincinnati Re
Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Noninsurance Operations:
Interest and fees on loans and leases		$2	$1	$1	$1	$1	$1	$1	$2	$2	$4	$3		$4
Other revenue		—	—	—	—	1	—	—	—	—	—	1		1
Interest expense		14	13	13	14	13	13	13	26	26	40	39		53
Operating expense		3	3	4	2	3	4	4	7	8	10	11		13
Cincinnati Re:
Net written premiums		$36	$48	$46	$21	$24	$40	$40	$94	$80	$130	$104		$125
Earned premiums		34	30	29	27	32	26	22	59	48	93	80		107
Loss and loss expenses from:
Current accident year before catastrophe losses		15	15	15	12	13	13	12	30	25	45	38		50
Current accident year catastrophe losses		8	—	—	2	43	—	—	—	—	8	43		45
Prior accident years before catastrophe losses		1	(2)	(2)	—	1	—	(3)	(4)	(3)	(3)	(2)		(2)
Prior accident years catastrophe losses		—	—	—	—	—	—	(1)	—	(1)	—	(1)		(1)
Loss and loss expenses		$24	$13	$13	$14	$57	$13	$8	$26	$21	$50	$78		$92
Underwriting expenses		10	9	11	10	7	9	9	20	18	30	25		35
Underwriting profit (loss)		$—	$8	$5	$3	$(32)	$4	$5	$13	$9	$13	$(23)		$(20)
Ratios as a percent of earned premiums:
Current accident year before catastrophe losses		42.5%	50.0%	53.4%	44.5%	41.1%	48.8%	54.1%	51.6%	51.2%	48.3%	47.3%		46.5%
Current accident year catastrophe losses		23.7	—	—	6.1	137.2	—	—	—	—	8.8	53.8		41.5
Prior accident years before catastrophe losses		2.3	(5.8)	(9.3)	1.4	1.6	(1.2)	(12.4)	(7.5)	(6.2)	(3.9)	(3.2)		(2.0)
Prior accident years catastrophe losses		0.8	(0.1)	(0.3)	—	—	0.3	(4.5)	(0.2)	(1.9)	0.2	(1.2)		(0.8)
Loss and loss expenses		69.3%	44.1%	43.8%	52.0%	179.9%	47.9%	37.2%	43.9%	43.1%	53.4%	96.7%		85.2%
Underwriting expenses		31.7	29.1	38.0	35.0	27.5	32.0	40.8	33.5	36.0	32.8	32.7		33.3
GAAP combined ratio		101.0%	73.2%	81.8%	87.0%	207.4%	79.9%	78.0%	77.4%	79.1%	86.2%	129.4%		118.5%
Totals for other:
Total revenues		$36	$31	$30	$28	$34	$27	$23	$61	$50	$97	$84		$112
Total expenses		51	38	41	40	80	39	34	79	73	130	153		193
Other loss		$(15)	$(7)	$(11)	$(12)	$(46)	$(12)	$(11)	$(18)	$(23)	$(33)	$(69)		$(81)
*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2018 Supplemental Financial Data